Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated October 26, 2016

to

Prospectus dated April 29, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 29, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Institutional Offering Price

On October 25, 2016, we increased our institutional offering price from $8.51 per share to $8.55 per share. The increase in the institutional offering price was effective as of our October 26, 2016 weekly closing and first applied to subscriptions received from October 19, 2016 through October 25, 2016. In accordance with our share pricing policy, the new institutional offering price per share is not more than 2.5% greater than our net asset value per share as of October 25, 2016.